Exhibit A
                 Registered Investment Companies Subject to Management Agreement
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Registered Investment Company and Advisor Class Funds                       Date
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American Century Government Income Trust
  Benham GNMA Fund                                                August 1, 1997
  Benham Government Agency Money Market Fund                      August 1, 1997
  Benham Intermediate-Term Treasury Fund                          August 1, 1997
  Benham Long-Term Treasury Fund                                  August 1, 1997
  Benham Short-Term Government Fund                               August 1, 1997
  Benham Short-Term Treasury Fund                                 August 1, 1997

American Century International Bond Funds
  Benham International Bond Fund                                  August 1, 1997

American Century Investment Trust
  Benham Prime Money Market Fund                                    June 1, 1998

American Century Quantitative Equity Funds
  American Century Equity Growth Fund                             August 1, 1997
  American Century Global Gold Fund                               August 1, 1997
  American Century Global Natural Resources Fund                  August 1, 1997
  American Century Income & Growth Fund                           August 1, 1997
  American Century Small Capitalization Quantitative Fund           July 1, 1998
  American Century Utilities Fund                                 August 1, 1997

American Century Target Maturities Trust
  Benham Target Maturities Trust: 2000                            August 1, 1997
  Benham Target Maturities Trust: 2005                            August 1, 1997
  Benham Target Maturities Trust: 2010                            August 1, 1997
  Benham Target Maturities Trust: 2015                            August 1, 1997
  Benham Target Maturities Trust: 2020                            August 1, 1997
  Benham Target Maturities Trust: 2025                            August 1, 1997
--------------------------------------------------------------------------------

By executing this Exhibit A, each Fund executes the Management Agreement to which it is attached and all of its Exhibits and amendments as of the date specified above.

                                                   AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.      AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                    AMERICAN CENTURY TARGET MATURITIES TRUST
/*/ Robert C. Puff                                           /*/ Douglas A. Paul
    Robert C. Puff                                               Douglas A. Paul
    President                                                    Secretary

                                    Exhibit B

                          Series Investment Categories
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Investment Category               Series
--------------------------------------------------------------------------------

Money Market Funds                Benham Government Agency Money Market Fund
                                  Benham Prime Money Market Fund

Bond Funds                        Benham GNMA Fund
                                  Benham Intermediate-Term Treasury Fund
                                  Benham International Bond Fund
                                  Benham Long-Term Treasury Fund
                                  Benham Short-Term Government Fund
                                  Benham Short-Term Treasury Fund
                                  Benham Target Maturities Trust: 2000
                                  Benham Target Maturities Trust: 2005
                                  Benham Target Maturities Trust: 2010
                                  Benham Target Maturities Trust: 2015
                                  Benham Target Maturities Trust: 2020
                                  Benham Target Maturities Trust: 2025

Equity Funds                      American Century Equity Growth Fund
                                  American Century Global Gold Fund
                                  American Century Global Natural Resources Fund
                                  American Century Income & Growth Fund
                                  American Century Small Capitalization
Quantitative Fund
                                  American Century Utilities Fund
--------------------------------------------------------------------------------

Dated:  July 1, 1998

                                                 AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                 AMERICAN CENTURY TARGET MATURITIES TRUST
As executed on behalf of the above in               As executed on behalf of the above in
Exhibit A by                                        Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

Schedule 1
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 1 Funds:
First $1 billion      0.2500%         Benham Government Agency Money Market Fund
--------------------------------------------------------------------------------
Next $1 billion       0.2070%
Next $3 billion       0.1660%
Next $5 billion       0.1490%
Next $15 billion      0.1380%
Next $25 billion      0.1375%
Thereafter            0.1370%

Schedule 2
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 2 Funds:
First $1 billion      0.2700%                                               NONE
--------------------------------------------------------------------------------
Next $1 billion       0.2270%
Next $3 billion       0.1860%
Next $5 billion       0.1690%
Next $15 billion      0.1580%
Next $25 billion      0.1575%
Thereafter            0.1570%

Schedule 3
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 3 Funds:
First $1 billion      0.3700%                     Benham Prime Money Market Fund
--------------------------------------------------------------------------------
Next $1 billion       0.3270%
Next $3 billion       0.2860%
Next $5 billion       0.2690%
Next $15 billion      0.2580%
Next $25 billion      0.2575%
Thereafter            0.2570%

                       Category Fee Schedules: Bond Funds

Schedule 1
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 1 Funds:
First $1 billion      0.2800%                    Benham Short-Term Treasury Fund
Next $1 billion       0.2280%             Benham Intermediate-Term Treasury Fund
Next $3 billion       0.1980%                     Benham Long-Term Treasury Fund
--------------------------------------------------------------------------------
Next $5 billion       0.1780%
Next $15 billion      0.1650%
Next $25 billion      0.1630%
Thereafter            0.1625%

Schedule 2
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 2 Funds:
First $1 billion      0.3100%                                               NONE
--------------------------------------------------------------------------------
Next $1 billion       0.2580%
Next $3 billion       0.2280%
Next $5 billion       0.2080%
Next $15 billion      0.1950%
Next $25 billion      0.1930%
Thereafter            0.1925%

Schedule 3
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 3 Funds:
First $1 billion      0.3600%                                   Benham GNMA Fund
Next $1 billion       0.3080%                  Benham Short-Term Government Fund
Next $3 billion       0.2780%               Benham Target Maturities Trust: 2000
Next $5 billion       0.2580%               Benham Target Maturities Trust: 2005
Next $15 billion      0.2450%               Benham Target Maturities Trust: 2010
Next $25 billion      0.2430%               Benham Target Maturities Trust: 2015
Thereafter            0.2425%               Benham Target Maturities Trust: 2020
                                            Benham Target Maturities Trust: 2025
--------------------------------------------------------------------------------

                       Category Fee Schedules: Bond Funds
                                   (continued)

Schedule 4
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 4 Funds:
First $1 billion      0.6100%                     Benham International Bond Fund
--------------------------------------------------------------------------------
Next $1 billion       0.5580%
Next $3 billion       0.5280%
Next $5 billion       0.5080%
Next $15 billion      0.4950%
Next $25 billion      0.4930%
Thereafter            0.4925%

                      Category Fee Schedules: Equity Funds

Schedule 1
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 1 Funds:
First $1 billion      0.5200%                American Century Equity Growth Fund
Next $5 billion       0.4600%                  American Century Global Gold Fund
Next $15 billion      0.4160%     American Century Global Natural Resources Fund
Next $25 billion      0.3690%              American Century Income & Growth Fund
Next $50 billion      0.3420%                    American Century Utilities Fund
Next $150 billion     0.3390%
--------------------------------------------------------------------------------
Thereafter            0.3380%

Schedule 2
--------------------------------------------------------------------------------
Category Assets       Fee Rate                                 Schedule 2 Funds:
First $1 billion      0.7200%              American Century Small Capitalization
Next $5 billion       0.6600%                                  Quantitative Fund
--------------------------------------------------------------------------------
Next $15 billion      0.6160%
Next $25 billion      0.5690%
Next $50 billion      0.5420%
Next $150 billion     0.5390%
Thereafter            0.5380%

Dated:  July 1, 1998

                                                 AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                 AMERICAN CENTURY TARGET MATURITIES TRUST
As executed on behalf of the above in               As executed on behalf of the above in
Exhibit A by                                        Exhibit A by

Robert C. Puff                                      Douglas A. Paul
President                                           Secretary

                                    Exhibit D
                              Complex Fee Schedule

              Complex Assets                              Fee Rate
              First $2.5 billion                          0.0600%
              ----------------------------------------------------
              Next $7.5 billion                           0.0500%
              ----------------------------------------------------
              Next $15.0 billion                          0.0485%
              ----------------------------------------------------
              Next $25.0 billion                          0.0470%
              ----------------------------------------------------
              Next $50.0 billion                          0.0460%
              ----------------------------------------------------
              Next $100.0 billion                         0.0450%
              ----------------------------------------------------
              Next $100.0 billion                         0.0440%
              ----------------------------------------------------
              Next $200.0 billion                         0.0430%
              ----------------------------------------------------
              Next $250.0 billion                         0.0420%
              ----------------------------------------------------
              Next $500.0 billion                         0.0410%
              ----------------------------------------------------
              Thereafter                                  0.0400%

Dated: July 1, 1998

                                                 AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                                 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                                 AMERICAN CENTURY TARGET MATURITIES TRUST
As executed on behalf of the above in               As executed on behalf of the above in
Exhibit A by                                        Exhibit A by

Robert C. Puff                                         Douglas A. Paul
President                                              Secretary